Exhibit 2.49

SEVENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of December 28, 2020 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement add twelve additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 9

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

“Exhibit 42 - Series Designation #LeBronUltimate, a series of Collectable Sports Assets, LLC

Exhibit 43 - Series Designation #TatisBowmanBlackLabel, a series of Collectable Sports Assets, LLC

Exhibit 44 - Series Designation #GiannisGoldImmaculate, a series of Collectable Sports Assets, LLC

Exhibit 45 - Series Designation #TigerSIForKids, a series of Collectable Sports Assets, LLC

Exhibit 46 - Series Designation #ANDRETHEGIANT, a series of Collectable Sports Assets, LLC

Exhibit 47 - Series Designation #MarinoManningFavreJerseys, a series of Collectable Sports Assets, LLC

Exhibit 48 - Series Designation #galeSayersJersey, a series of Collectable Sports Assets, LLC

Exhibit 49 - Series Designation #dickButkusJersey, a series of Collectable Sports Assets, LLC

Exhibit 50 - Series Designation #2000PlayoffContendersWax, a series of Collectable Sports Assets, LLC

Exhibit 51 - Series Designation #TEDWILLIAMS1939PLAYBALL, a series of Collectable Sports Assets, LLC

Exhibit 52 - Series Designation #TATUMFLAWLESS10, a series of Collectable Sports Assets, LLC

Exhibit 53 – Series Designation #LEBRONEMBLEMSOFENDORSEMENT, a series of Collectable Sports Assets, LLC”

2.            Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (xl), replace the “.” that appears at the end of current subsection (xli) with a “;”, and to add the following immediately below subsection (xli) thereof:

“(xlii) Series Designation #LeBronUltimate;

(xliii) Series Designation #TatisBowmanBlackLabel;

(xliv) Series Designation #GiannisGoldImmaculate;

(xlv) Series Designation #TigerSIForKids;

(xlvi) Series Designation #ANDRETHEGIANT;

(xlvii) Series Designation #MarinoManningFavreJerseys;

(xlvii) Series Designation #galeSayersJersey;

(xlviii) Series Designation #dickButkusJersey;

(xlix) Series Designation #2000PlayoffContendersWax;

(l) Series Designation #TEDWILLIAMS1939PLAYBALL;

(li) Series Designation #TATUMFLAWLESS10; and

(lii) Series Designation #LEBRONEMBLEMSOFENDORSEMENT.”

3.            Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-41” to “Exhibits 1-52”.

4.            Signature blocks for each of Series  #LeBronUltimate, #TatisBowmanBlackLabel, #GiannisGoldImmaculate, #TigerSIForKids, #ANDRETHEGIANT, #MarinoManningFavreJerseys, #galeSayersJersey, #dickButkusJersey, #2000PlayoffContendersWax, #TEDWILLIAMS1939PLAYBALL, #TATUMFLAWLESS and #LEBRONEMBLEMSOFENDORSEMENT.” shall be added to the signature page(s).

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 9

5.            Schedule I, Schedule II, Schedule III, Schedule IV, Schedule V, Schedule VI, Schedule VII, Schedule VIII, Schedule IX, Schedule X, Schedule XI and Schedule XII to this Amendment shall be added, respectively, as Exhibits 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52 and 53 to the Existing Operating Agreement.

6.            No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

7.            Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

8.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 9

Signature Pages

to

AMENDMENT NO. 7 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Seventh Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF		MANAGING MEMBER OF SERIES
THE COMPANY:		#CURRYBASKET:

CS Asset Manager, LLC, a Delaware limited		CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#RUTHGEHRHIGBALL:		#LEBRONROOKIE:

CS Asset Manager, LLC, a Delaware limited		CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#COBBMINTE98:		#KAWHIBASKET:

CS Asset Manager, LLC, a Delaware limited		CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MANTLEMINT1953:		#JORDANPSA10

CS Asset Manager, LLC, a Delaware limited		CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 9

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#LUKAROOKIE:		#MAHOMES ROOKIE:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MAGICBIRDDRJ:		#JackieRobinsonAutoBat:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#Unitas1965Jersey:		#AliWBCBelt:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#ChamberlainHSUNIFORM:		#AlcindorUCLAJACKET:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TroutGlove:		#55JackieRobinsonPSA10:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 9

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MookieBettsGlove:		#LeBronBlackRefractor:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
##LamarJacksonBasket:		#GiannisRPA:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#BradyRookie:		#1986WAX:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#SEAVER1971PSA10:		#gretzkyopeechee1979:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#zionrpaBGS9:		#banks1954psa9:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 9

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#mantle1952bowmanpsa8:		#koufax1955psa8.5:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#durantchromerefractorpsa10:		#Giannisimmaculate:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#Mantle1952ToppsPSA8:		#Jordan85NikeBasket:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#JordanRookieJersey:		#TigerPutter:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 9

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#BradyReebokFlawless:		#MahomesEmeraldRPABGS9:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#18-19BasketballGrowthBasket:		#EmmittSmithMVPBasket:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#EmmittSmith10kJersey:		#LEBRONULTUMATE:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TatisBowmanBlackLabel:		#GiannisGoldImmaculate:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TigerSIForKids:		#ANDRETHEGIANT:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 9

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MarinoManningFavreJerseys:		#galeSayersJersey:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#dickButkusJersey:		#2000PlayoffContendersWax:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TEDWILLIAMS1939PLAYBALL:		#tatumflawless10:

By: CS Asset Manager, LLC, a Delaware limited		By: CS Asset Manager, LLC, a Delaware limited
liability company		liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES
#LEBRONEMBLEMSOFENDORSEMENT:

By: CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 9

Schedule I to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 42

Series Designation of #LeBronUltimate,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONULTIMATE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONULTIMATE with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONULTIMATE until dissolution of #LEBRONULTIMATE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONULTIMATE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONULTIMATE through that certain Consignment Agreement dated as of December 16, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONULTIMATE from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONULTIMATE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.

Number of #LEBRONULTIMATE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONULTIMATE Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONULTIMATE sold at the Initial Offering of the #LEBRONULTIMATE Interests (excluding the #LEBRONULTIMATE Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 35

Other rights

Holders of #LEBRONULTIMATE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONULTIMATE Interests.

Officers	There shall initially be no specific officers associated with #LEBRONULTIMATE, although, the Managing Member may appoint Officers of #LEBRONULTIMATE from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	SERIES #LeBronUltimate is one of the key rookie cards of one of basketball’s most celebrated and accomplished players of all time, LeBron James. When you think of holy grail type LeBron James rookie cards, his Ultimate Collection Autographs card is on the short list of must-own.

•	The card received the following grades: BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10. This prominent rookie card is all too rare in high-grade with only 250 total copies in existence and far fewer having earned the illustrious BGS 9.5/10 assessment. This card is numbered 61/250.

Notable Features:

•	The card boasts four crisp corners and perfect alignment. The silver letter inlay is flawless with zero pack wear showing. In addition, the autograph is undeniably pristine and perfectly penned in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronUltimate going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 35

SERIES #LeBronUltimate
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	61
Population Report	250
Subject	LeBron James
Authentication	BGS (0005609684)
Grade	BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 35

Schedule II to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 43

Series Designation of #TATISBOWMANBLACKLABEL,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATISBOWMANBLACKLABEL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATISBOWMANBLACKLABEL with effect from the effective date hereof and shall continue to act as the Managing Member of #TATISBOWMANBLACKLABEL until dissolution of #TATISBOWMANBLACKLABEL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TATISBOWMANBLACKLABEL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATISBOWMANBLACKLABEL through that certain Consignment Agreement dated as of December 22, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATISBOWMANBLACKLABEL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATISBOWMANBLACKLABEL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #TATISBOWMANBLACKLABEL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATISBOWMANBLACKLABEL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATISBOWMANBLACKLABEL sold at the Initial Offering of the #TATISBOWMANBLACKLABEL Interests (excluding the #TATISBOWMANBLACKLABEL Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 35

Other rights	Holders of #TATISBOWMANBLACKLABEL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATISBOWMANBLACKLABEL Interests.
Officers	There shall initially be no specific officers associated with #TATISBOWMANBLACKLABEL, although, the Managing Member may appoint Officers of #TATISBOWMANBLACKLABEL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	SERIES #TatisBowmanBlackLabel is one of the key rookie cards of one of baseballl’s most exciting and promising young players.

•	Prospect Autographs with the “1st bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices. A Red Refractor Fernando Tatis 1st Bowman Autograph (Graded 9.5) sold for $222,630 in August of 2020. The Red Refractor 9.5 is a POP 3.

This 2016 Bowman Chrome Prospect Autograph Blue Refractor, numbered 58/150, is graded a BGS 10 with perfect 10 subgrades earning the coveted “Black Label” reserved for only the most pristine of submitted cards.

Out of 1,788 individual graded 1st Bowman cards for Fernando Tatis this is the ONLY card to receive a perfect grade and Black Label making it a true POP 1 with no higher grades across any variation.

Notable Features:

This highly prized Blue Refractor parallel includes rainbow reflective color and eye popping blue borders which surrounds a great 'holding bat' shot of Tatis Jr. The card is truly “perfect: in condition, with the autograph penned in blue ink with the illustrious '10' assessment.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatisBowmanBlackLabel going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 35

SERIES #TatisBowmanBlackLabel
Sport	Baseball
Professional League	MLB
Player	Fernando Tatis, Jr.
Team	San Diego Padres
Year	2016
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Subject	Fernando Tatis, Jr.
Authentication	BGS 10 Pristine (0011704671)
Grade	BGS Pristine 10 (Centering 10, Corners 10, Edges 10, Surface 10, Autograph 10)

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 35

Schedule III to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 44

Series Designation of #GIANNISGOLDIMMACULATE,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISGOLDIMMACULATE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISGOLDIMMACULATE with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISGOLDIMMACULATE until dissolution of #GIANNISGOLDIMMACULATE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNISGOLDIMMACULATE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISGOLDIMMACULATE through that certain Consignment Agreement dated as of December 16, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISGOLDIMMACULATE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISGOLDIMMACULATE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #GIANNISGOLDIMMACULATE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISGOLDIMMACULATE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISGOLDIMMACULATE sold at the Initial Offering of the #GIANNISGOLDIMMACULATE Interests (excluding the #GIANNISGOLDIMMACULATE Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 35

Other rights	Holders of #GIANNISGOLDIMMACULATE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISGOLDIMMACULATE Interests.
Officers	There shall initially be no specific officers associated with #GIANNISGOLDIMMACULATE, although, the Managing Member may appoint Officers of #GIANNISGOLDIMMACULATE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	SERIES #GiannisGoldImmaculate is one of the key rookie cards of one of basketball’s most collectible athletes, Giannis Antetokounmpo.
●	The card is graded a BGS 9, with subgrades of Centering 9.5, Corners 8.5, Edges 9, Surface 9, Autograph 10. This is a population 4, with no higher graded examples currently existing.
●	This card is numbered of out 10. There are two different base versions of this card numbered out of 25 and also graded BGS 9. The two most recent sales of the /25 are $31,100 on 11/18/2020 and $20,800 on 10/20/20.
●	This card features a bold autograph, graded 10, and a visually appealing 4-color patch showing 8 color changes from left to right making it one of the most eye-catching cards of Giannis.

Notable Features:

•	This card features a bold autograph, graded 10, and a visually appealing 4-color patch showing 8 color changes from left to right making it one of the most eye-catching cards of Giannis.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GiannisGoldImmaculate going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 35

Series #GiannisGoldImmaculate
Sport	Basketball
Professional League	NBA
Player	Giannis Antetokounmpo
Team	Milwaukee Bucks
Year	2013-2014
Memorabilia Type	Trading Card
Manufacturer	Panini Immaculate Collection - Premium Autograph Patches Gold
Number	8/10
Population Report	10
Subject	Giannis Antetokounmpo
Authentication	BGS (0012279060)
Grade	BGS Mint 9 (Centering 9.5, Corners 8.5, Edges 9, Surface 9)

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 35

Schedule IV to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 45

Series Designation of #TIGERSIFORKIDS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERSIFORKIDS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERSIFORKIDS with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERSIFORKIDS until dissolution of #TIGERSIFORKIDS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TIGERSIFORKIDS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERSIFORKIDS through that certain Consignment Agreement dated as of December 21, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERSIFORKIDS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERSIFORKIDS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.

Number of #TIGERSIFORKIDS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERSIFORKIDS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERSIFORKIDS sold at the Initial Offering of the #TIGERSIFORKIDS Interests (excluding the #TIGERSIFORKIDS Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TIGERSIFORKIDS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERSIFORKIDS Interests.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 35

Officers	There shall initially be no specific officers associated with #TIGERSIFORKIDS, although, the Managing Member may appoint Officers of #TIGERSIFORKIDS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	SERIES #TigerSIforKids is arguably the key rookie card of golf’s most collectible star, Tiger Woods.. When you think of holy grail type Tiger Woods rookie cards, his Sports Illustrated rookie card is a must-own.

●	One of the most condition sensitive Tiger Woods rookie cards in existence and seldom seen on the market in PSA 10.

●	There are only twenty-six PSA 10 GEM MINT copies exist.

●	Recent sales on this card include: $17,877 in July 2020, $16,970 in July 2020, and $14,999 in June 2020.

Notable Features:

●	This fragile perforated issue is seldom seen with faultless edges along with perfectly preserved corners. The surfaces are sheet fresh with zero typical wear, scuffs or wrinkles present, with perfect centering.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series  #TigerSIforKids going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 35

Series #TigerSIforKids
Sport	Golf
Professional League	PGA
Player	Tiger Woods
Year	1996
Memorabilia Type	Trading Card
Manufacturer	Sports Illustrated
Subject	Tiger Woods
Authentication	PSA
Grade	10
Series	3
Number	#536

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 35

Schedule V to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 46

Series Designation of #ANDRETHEGIANT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ANDRETHEGIANT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ANDRETHEGIANT with effect from the effective date hereof and shall continue to act as the Managing Member of #ANDRETHEGIANT until dissolution of #ANDRETHEGIANT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #ANDRETHEGIANT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ANDRETHEGIANT through that certain Consignment Agreement dated as of December 23, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ANDRETHEGIANT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ANDRETHEGIANT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #ANDRETHEGIANT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ANDRETHEGIANT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ANDRETHEGIANT sold at the Initial Offering of the #ANDRETHEGIANT Interests (excluding the #ANDRETHEGIANT Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ANDRETHEGIANT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ANDRETHEGIANT Interests.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 35

Officers	There shall initially be no specific officers associated with #ANDRETHEGIANT, although, the Managing Member may appoint Officers of #ANDRETHEGIANT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	Jockstrap worn by Andre the Giant during his illustrious Wrestling career.

●	Joel Platt, lead member of the Platt Investment Group who owns the item, obtained it upon his purchase of the Michael Lopota sports collection.

●	Michael Heffner of Leland’s Auctions has authenticated the jockstrap.

Notable Features:

●	The jockstrap has a white band with red and blue in the groin area. The waist size is just under 60 inches.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series  #AndretheGiant going forward.

SERIES #AndretheGiant
Sport	Wrestling
Professional League	World Wrestling Federation
Players	Andre the Giant
Date	1970’s
Memorabilia Type	Jockstrap
Manufacturer	Futuro
Subject	Andre the Giant
Authentication	Michael Heffner, President of Leland’s Auction LOA

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 35

Schedule VI to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 47

Series Designation of #MARINOMANNINGFAVREJERSEYS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARINOMANNINGFAVREJERSEYS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARINOMANNINGFAVREJERSEYS with effect from the effective date hereof and shall continue to act as the Managing Member of #MARINOMANNINGFAVREJERSEYS until dissolution of #MARINOMANNINGFAVREJERSEYS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MARINOMANNINGFAVREJERSEYS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARINOMANNINGFAVREJERSEYS through that certain Consignment Agreement dated as of December 23, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARINOMANNINGFAVREJERSEYS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARINOMANNINGFAVREJERSEYS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MARINOMANNINGFAVREJERSEYS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARINOMANNINGFAVREJERSEYS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARINOMANNINGFAVREJERSEYS sold at the Initial Offering of the #MARINOMANNINGFAVREJERSEYS Interests (excluding the #MARINOMANNINGFAVREJERSEYS Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 35

Other rights	Holders of #MARINOMANNINGFAVREJERSEYS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARINOMANNINGFAVREJERSEYS Interests.
Officers	There shall initially be no specific officers associated with #MARINOMANNINGFAVREJERSEYS, although, the Managing Member may appoint Officers of #MARINOMANNINGFAVREJERSEYS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	Brett Favre: Thanksgiving Day 2003 (11/27/2003) Game Worn Green Bay Packers Uniform. Brett Favre signed the back of the jersey “Brett Favre 4 Game Used Thanksgiving Day 11-27-03”. Jersey comes with a letter of provenance and authentication from Brett Favre and pictures of him signing and holding the uniform. The autograph has been authenticated by JSA in 2020

•	Peyton Manning: Game Worn Denver Broncos Home Jersey from 11/24/13 vs. the New England Patriots. The jersey has been authenticated by Panini Authentic, photomatched by Real Game Used Photomatch Authentication and comes with a certificate of authenticity from Chris Velenti, equipment manager of the Denver Broncos.

•	Dan Marino: Game Worn and Autographed Miami Dolphins Home Jersey from the 1984 season. Dan Marino signed the front and back of the jersey on the number “three” as follows; “Dan Marino 13 1984.”. The Uniform has been authenticated by Mears Authentication for usage and the two signatures on front and back have been authenticated by JSA, both in 2020. Joel Platt, the head of the Platt Investment Group who owns the uniform, obtained the jersey from the Miami Dolphins equipment manager, Dan Dowe. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Favre: Green Bay Packers Uniform issued to and worn by Brett Favre on Thanksgiving day 2003. Jersey is a white mesh pullover manufactured by Reebok in size 52. Player’s number “4” is centered on the front and the back in green direct sewn on the jersey. On the back, “Favre” is sewn straight across on a white name plate above his number in green outlined in green tackle twill. Both sleeves have green-yellow-green-yellow-green stripes with number “4” direct sewn above stripes green outlined in green tackle twill. There are two metal button clips at the bottom of the jersey. The item is consistent with specifications of the professional jersey style for the Packers during the 2003 season.

•	Marino: Miami Dolphin Jersey issued to and worn by Dan Marino during the 1984 season.. Jersey is a teal mesh pullover manufactured by Russell in the size XL. Player’s number “13” is centered on the front and the back in white outlined in orange printed directly on the jersey. On the back, “Marino” is direct sewn straight across above his number in white outlined in white tackle twill. Both sleeves have white-orange-white-orange-white stripes with number “13” above them. The item is consistent with specifications of the professional jersey style for the Dolphins during the 1984 season.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 35

•	Manning: The white jersey has Manning's number "18" on the front chest and sleeves in navy outlined by orange tackle twill. The right chest has Manning's captains patch in camouflage for the Salute to Service Game with two gold and two white stars. The collar has the Nike size 46 label with "2013" tagging. Navy stripes run up the sides of the body and around the neck opening. The back has "MANNING" across the shoulders in navy tackle twill on a white nameplate and "18" in navy outlined by orange tackle twill. Overall the jersey shows moderate game use with no tears.

Notable Defects:

There are none, other than as described in “Notable Features”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MarinoManningFavreJerseys going forward.

SERIES #MarinoManningFavreJerseys
Sport	Football
Professional League	National Football League
Player	Dan Marino, Peyton Manning, Brett Favre
Team	Miami Dolphins, Denver Broncos, Green Bay Packers
Season	1984 / 2013/ 2003
Memorabilia Type	Football Jerseys
Manufacturer	Russell Athletic / Nike / Reebok
Subject	Dan Marino, Peyton Manning, Brett Favre
Authentication	All authenticate

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 35

Schedule VII to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 48

Series Designation of #GALESAYERSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GALESAYERSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GALESAYERSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #GALESAYERSJERSEY until dissolution of #GALESAYERSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GALESAYERSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GALESAYERSJERSEY through that certain Consignment Agreement dated as of December 23, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GALESAYERSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GALESAYERSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #GALESAYERSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GALESAYERSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GALESAYERSJERSEY sold at the Initial Offering of the #GALESAYERSJERSEY Interests (excluding the #GALESAYERSJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 35

Other rights	Holders of #GALESAYERSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GALESAYERSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #GALESAYERSJERSEY, although, the Managing Member may appoint Officers of #GALESAYERSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	Gale Sayers Game Worn Chicago Bears Jersey. Gale Sayers signed the front and back of the jersey on the number.
●	The jersey has been authenticated for use by Mears in 2020. The autograph on the jersey has been authenticated by JSA in 2020.
●	Chicago Bears Jerseys are hard to come by, especially the older ones because the long time owners, the Halas and McCaskey families control and possess most of them. Joel Platt, the head of the Platt Investment Group who owns the jersey, was able to acquire this jersey from Ed McCaskey, George Halas' son-in-law. Mr. Platt later was able to have Mr. Sayers autograph the jersey. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Description: Presented is a Chicago Bears jersey issued to and used by #40 Gale Sayers circa late 1960’s. Navy blue nylon dureen fabric pullover jersey manufactured by King O’Shea. Player’s number 40” is centered on the front and the back in white outlined in orange tackle twill. On the back, “Sayers” is direct sewn straight across above his number in white outlined in orange tackle twill. Both sleeves have three three-color white-orange-white stripes. The item is consistent with specifications of the professional jersey style for the Bears during the mid to late 1960’s.season,.

•	Provenance: Jersey comes with a notarized letter from Joel Platt of Sports Immortals stating he received the jersey from Ed McCasky, George Halas’ son-in-law.

•	Manufacturer and Team Tagging: King O’Shea manufacturer tag, is sewn on the front tail of the jersey and matches examples on hand.

•	Wear & Repairs: It is clear this jersey has been worn and washed many times. Tears, rips and scratches are present all throughout the jersey. Twill numbers shows heavy puckering, which is to be expected from repeated use. Jersey is original with no alterations besides the repairs on the jersey.

Notable Defects:

There are none other than as described in “Wear and Tear”.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 35

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GaleSayersJersey going forward.

SERIES #GaleSayersJersey
Sport	Football
Professional League	National Football League
Player	Gale Sayers
Team	Chicago Bears
Season(s)	1965-1970
Memorabilia Type	Football Jersey
Manufacturer	King O’Shea
Subject	Gale Sayers
Authentication	Mears Authentication James Spence Authentication (JSA)

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 35

ScheduleVIII to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 49

Series Designation of #DICKBUTKUSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DICKBUTKUSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DICKBUTKUSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #DICKBUTKUSJERSEY until dissolution of #DICKBUTKUSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #DICKBUTKUSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DICKBUTKUSJERSEY through that certain Consignment Agreement dated as of December 23, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DICKBUTKUSJERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DICKBUTKUSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.

Number of #DICKBUTKUSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DICKBUTKUSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DICKBUTKUSJERSEY sold at the Initial Offering of the #DICKBUTKUSJERSEY Interests (excluding the #DICKBUTKUSJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 35

Other rights	Holders of #DICKBUTKUSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DICKBUTKUSJERSEY Interests.

Officers	There shall initially be no specific officers associated with #DICKBUTKUSJERSEY, although, the Managing Member may appoint Officers of #DICKBUTKUSJERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	Dick Butkus Game Worn Chicago Bears Home Jersey. Dick Butkus signed the front of the jersey on the number “one” as follows; “With Friendship Dick Butkus HOF 79.”

●	The jersey has been authenticated for use by Sports Investors Authentication in 2020. The autograph on the jersey has been authenticated by James Spence Authentication (JSA) in 2020.

●	Chicago Bears Jerseys are hard to come by, especially the older ones because the long time owners, the Halas and McCaskey families control and possess most of them. Joel Platt, the head of the Platt Investment Group who owns the jersey, was able to acquire this jersey from Ed McCaskey, George Halas' son-in-law. Mr. Platt later was able to have Mr. Butkus autograph the jersey. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Description: Presented is a Chicago Bears jersey issued to and used by #51 Dick Butkus in the 1970 NFL season.

•	Navy blue nylon dureen fabric pullover jersey manufactured by King O’Shea. Player’s number “51” is centered on the front and the back in white outlined in orange tackle twill. On the back, “BUTKUS” is direct sewn straight across above his number in white outlined in orange tackle twill. Both sleeves have three three-color white-orange- white stripes. The item is consistent with specifications of the professional jersey style for the Bears during the 1970 season, before they moved away from the nylon dureen and standardized on the mesh pullovers the following season.

•	Photo Match/Provenance: Sports Investors Authentication was able to conclusively match this jersey to being worn by Dick Butkus in an undated photo from the 1970 season. Jersey comes with a notarized letter from Joel Platt of Sports Immortals stating he received the jersey from Ed McCasky, George Halas’ son-in-law.

•	Manufacturer and Team Tagging: King O’Shea manufacturer tag, is sewn on the front tail of the jersey and matches examples on hand.

•	Wear & Repairs: It is clear this jersey has been worn and washed many times. Tears, rips and scratches are present all throughout the jersey including over 2 dozen different team repairs. Twill numbers shows heavy puckering, which is to be expected from repeated use. Jersey is original with no alterations besides the repairs on the jersey.

Notable Defects:

There are none – other than as described in “Wear and Tear.”

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 35

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #DickButkusJersey going forward.

SERIES #DickButkusJersey
Sport	Football
Professional League	National Football League
Player	Dick Butkus
Team	Chicago Bears
Season	1970
Memorabilia Type	Football Jersey
Manufacturer	King O’Shea
Subject	Dick Butkus
Authentication	Sports Investors Authentication #200926F4 James Spence Authentication (JSA)

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 35

Schedule IX to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 50

Series Designation of #2000PLAYOFFCONTENDERSWAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#2000PLAYOFFCONTENDERSWAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #2000PLAYOFFCONTENDERSWAX with effect from the effective date hereof and shall continue to act as the Managing Member of #2000PLAYOFFCONTENDERSWAX until dissolution of #2000PLAYOFFCONTENDERSWAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #2000PLAYOFFCONTENDERSWAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #2000PLAYOFFCONTENDERSWAX through that certain Consignment Agreement dated as of December 25, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #2000PLAYOFFCONTENDERSWAX from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #2000PLAYOFFCONTENDERSWAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #2000PLAYOFFCONTENDERSWAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #2000PLAYOFFCONTENDERSWAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #2000PLAYOFFCONTENDERSWAX sold at the Initial Offering of the #2000PLAYOFFCONTENDERSWAX Interests (excluding the #2000PLAYOFFCONTENDERSWAX Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 35

Other rights	Holders of #2000PLAYOFFCONTENDERSWAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #2000PLAYOFFCONTENDERSWAX Interests.

Officers	There shall initially be no specific officers associated with #2000PLAYOFFCONTENDERSWAX, although, the Managing Member may appoint Officers of #2000PLAYOFFCONTENDERSWAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	With prices soaring well into the six-figures for a 2000 Playoff Contenders Tom Brady PSA Gem Mint 10 and the potential for a Championship Ticket Tom Brady, this box is coveted by many with very limited quantities still remaining unopened.

•	On average you can find two autographs looming inside these 12 packs.

•	Playoff cellophane remains completely intact.

•	Considered the “crown jewel” of Modern Football Hobby Boxes.

Notable Features:

The box remains in its original cellophane and is completely intact.

Notable Defects:

There are none that are known.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES #2000PlayoffContendersWax going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 35

SERIES #2000PlayoffContendersWax
Sport	Football
Professional League	National Football League
Year	2000
Teams	All
Season	2000
Memorabilia Type	Trading Cards
# of Packs in Box	12
# of cards per Pack	5
Subject	2000 Playoff Contenders
Authentication	Unopened
Grade	Unopened

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 35

Schedule X to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 51

Series Designation of #TEDWILLIAMS1939PLAYBALL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TEDWILLIAMS1939PLAYBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TEDWILLIAMS1939PLAYBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #TEDWILLIAMS1939PLAYBALL until dissolution of #TEDWILLIAMS1939PLAYBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TEDWILLIAMS1939PLAYBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TEDWILLIAMS1939PLAYBALL through that certain Consignment Agreement dated as of December 26, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TEDWILLIAMS1939PLAYBALL from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TEDWILLIAMS1939PLAYBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #TEDWILLIAMS1939PLAYBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TEDWILLIAMS1939PLAYBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TEDWILLIAMS1939PLAYBALL sold at the Initial Offering of the #TEDWILLIAMS1939PLAYBALL Interests (excluding the #TEDWILLIAMS1939PLAYBALL Interests acquired by any Person other than Investor Members).

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 35

Other rights	Holders of #TEDWILLIAMS1939PLAYBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TEDWILLIAMS1939PLAYBALL Interests.

Officers	There shall initially be no specific officers associated with #TEDWILLIAMS1939PLAYBALL, although, the Managing Member may appoint Officers of #TEDWILLIAMS1939PLAYBALL from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	The 1939 Play Ball is considered one of the premiere rookie cards of Hall of Famer Ted Williams. .

•	The 1939 Play Ball set is one of the more popular pre-war issues. It came after the craze of tobacco cards and was a contrast to the mostly colorful Goudeys issues of the 1930s.

•	The Ted Williams rookie card is one of the most iconic pre-war issues and considered one of the biggest gum cards of the 1930

•	1939 was Williams’ first year in the majors and it didn’t take him long to impress, leading the league in total bases and RBI while finishing fourth in Most Valuable Player balloting.

•	There are 88 PSA NM-MT known in circulation. There are only 18 cards known in circulation graded higher than PSA NM-MT 8.

•	This card is notorious to source in high grades. Beyond general wear from handling, unattractive centering and print defects are somewhat common to the issue.

•	The past 4 sales in the Ted Williams 1939 Play Ball PSA NM-MT 8, all within the last 3 months, are: $36,128, $29,300, $22,750, and $27,060.

Notable Features:

•	The card boasts a simple, black-and-white design – not as visually attractive as many of Williams’ later issues - but that basic look is also part of its charm. The young, slender slugger is pictured doing what he does best, swinging the lumber that made him famous and turning just enough to reveal the “9” on his back.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES #TedWilliams1939PlayBall going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 35

SERIES #TedWilliams1939PlayBall
Sport	Baseball
Professional League	Major League Baseball
Year	1939
Teams	Boston Red Sox
Athlete	Ted Williams
Memorabilia Type	Trading Cards
Authentication	PSA
Grade	NM-MT 8

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 35

Schedule XI to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 52

Series Designation of #TATUMFLAWLESS10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATUMFLAWLESS10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	December 28, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATUMFLAWLESS10 with effect from the effective date hereof and shall continue to act as the Managing Member of #TATUMFLAWLESS10 until dissolution of #TATUMFLAWLESS10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TATUMFLAWLESS10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATUMFLAWLESS10 through that certain Consignment Agreement dated as of December 27, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATUMFLAWLESS10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATUMFLAWLESS10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $55,000.

Number of #TATUMFLAWLESS10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATUMFLAWLESS10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATUMFLAWLESS10 sold at the Initial Offering of the #TATUMFLAWLESS10 Interests (excluding the #TATUMFLAWLESS10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TATUMFLAWLESS10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATUMFLAWLESS10 Interests.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 35

Officers	There shall initially be no specific officers associated with #TATUMFLAWLESS10, although, the Managing Member may appoint Officers of #TATUMFLAWLESS10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	The underlying asset is a 2017 Panini Flawless Jayson Tatum Vertical Rookie Patch Autograph Green rookie card, numbered 2/5.

•	This card is considered one of the most desirable rookie cards of Jayson Tatum, a rising young star for the Boston Celtics.

•	The card is graded a Gem MT 10 with an Autograph grade of a 10 by PSA/DNA, the leading grading agency in the sports collectibles industry.

•	Flawless Basketball is considered one of the premier products in the sport, with Rookie Patch Autographs from the series fetching some of the highest prices among all rookie cards.

•	A raw Jayson Tatum Flawless /5 sold for $6,300 on 12/3/18, in the same timeframe Tatum’s National Treasure RPA (widely considered the only product more valuable than Flawless) in a 9.5 grade has gone from $6,300 (12/10/18) to $39,000 (9/22/20) for a 519% increase.

•	This card, graded a PSA 10 with a 10 auto, is a pop 1 and the only 2 cards on the Beckett registry are graded an 8.5 and 9.5 making this PSA 10/10 the highest graded example across all grading companies.

Notable Features:

•	This card features a bold autograph, graded 10, and a visually appealing 2-color green/white patch making it one of the most desirable Jayson Tatum cards in the Flawless series, second only to his NBA logoman 1/1.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES#TatumFlawless10 going forward.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 35

SERIES #TatumFlawless10
Sport	Basketball
Professional League	National Basketball Association
Year	2017
Teams	Boston Celtics
Athlete	Jayson Tatum
Memorabilia Type	Trading Cards
Authentication	PSA
Grade	Gem Mint 10 / Auto 10

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 35

Schedule XII to Seventh Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 53

Series Designation of #LEBRONEMBLEMSOFENDORSEMENT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONEMBLEMSOFENDORSEMENT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONEMBLEMSOFENDORSEMENT with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONEMBLEMSOFENDORSEMENT until dissolution of #LEBRONEMBLEMSOFENDORSEMENT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONEMBLEMSOFENDORSEMENT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONEMBLEMSOFENDORSEMENT through that certain Consignment Agreement dated as of December 28, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONEMBLEMSOFENDORSEMENT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONEMBLEMSOFENDORSEMENT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #LEBRONEMBLEMSOFENDORSEMENT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONEMBLEMSOFENDORSEMENT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONEMBLEMSOFENDORSEMENT sold at the Initial Offering of the #LEBRONEMBLEMSOFENDORSEMENT Interests (excluding the #LEBRONEMBLEMSOFENDORSEMENT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONEMBLEMSOFENDORSEMENT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONEMBLEMSOFENDORSEMENT Interests.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 35

Officers	There shall initially be no specific officers associated with #LEBRONEMBLEMSOFENDORSEMENT, although, the Managing Member may appoint Officers of #LEBRONEMBLEMSOFENDORSEMENT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

●	SERIES #LeBronEmblemsofEndorsement is one of the most significant modern basketball cards featuring one of basketball’s most celebrated and accomplished players of all time, LeBron James. When you think of holy grail type LeBron James cards, this Emblems of Endorsement card is on the short list of must-own.

●	The card received the following grades: BGS Mint 9. Subgrades are 9.5, 8.5, 9, 9.

•	This asset is a Pop 1 BGS 9, the highest graded of this kind. The only other serial Emblems LeBron 2004 graded a BGS 8/10.
•	Emblems of Endorsement is one of Exquisite’s most desirable subsets – extremely rare and iconic, 2003 was the first year, with 15 made of each that year. The 2004 run was more limited – with 10 made of each player included.
•	Limited Print Run Serial Numbered 2/10.
•	This card is the highest graded of the serial numbered 10 made.
•	Kobe Bryant 2004 Numbered pieces sold via Goldin Auction in 2020 include a BGS 8.5 8.5/10 for $173,430 and a BGS 7/10 for $136,530 in December 2020. LeBron James cards tend to sell at a premium to Kobe Bryant, all else equal.
•	In addition, a Lebron James 2004 Auto Patch 1/1 sold in July 2020 for $240,000. LeBron James cards are up 50-100% in some cases since then.

Notable Features:

•	The card features a visually appealing LeBron James Cleveland Cavaliers tri-color jersey patch in the center of the card. In addition, a picture of LeBron from the 2004-2005 season is fixture at the top of the asset. His autograph is stuck beautifully in blue ink.

Notable Defects:

There are none.

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 35

Depreciation

The Company treats SERIES #LeBronEmblemsofEndorsement Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the going forward.

SERIES ##LeBronEmblemsofEndorsement
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2004
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	2
Print Run	10
Subject	LeBron James
Authentication	BGS 0012160724)
Grade	BGS Mint Center 9.5, Edges 9, Corners 8.5, Surface 9, Auto 10

Schedules to Seventh Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 35